                              EXHIBIT INDEX

EXHIBIT      DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1     Articles of Incorporation of Twentieth Century Investors, Inc.,
             dated June 26, 1990 (filed as Exhibit b1a to Post-Effective
             Amendment No. 73 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a2     Articles of Amendment of Twentieth Century Investors, Inc., dated
             November 19, 1990 (filed as Exhibit b1b to Post-Effective Amendment
             No. 73 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a3     Articles of Merger of Twentieth Century Investors, Inc., a Maryland
             corporation and Twentieth Century Investors, Inc., a Delaware
             corporation, dated February 22, 1991 (filed as Exhibit b1c to
             Post-Effective Amendment No. 73 to the Registration Statement on
             Form N-1A of the Registrant, File No. 2-14213, filed on February
             29, 1996, and incorporated herein by reference).

EX-99.a4     Articles of Amendment of Twentieth Century Investors, Inc., dated
             August 10, 1993 (filed as Exhibit b1d to Post-Effective Amendment
             No. 73 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a5     Articles Supplementary of Twentieth Century Investors, Inc., dated
             September 2, 1993 (filed as Exhibit b1e to Post-Effective Amendment
             No. 73 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a6     Articles Supplementary of Twentieth Century Investors, Inc., dated
             April 24, 1995 (filed as Exhibit b1f to Post-Effective Amendment
             No. 73 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a7     Articles Supplementary of Twentieth Century Investors, Inc., dated
             October 11, 1995 (filed as Exhibit b1g to Post-Effective Amendment
             No. 73 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a8     Articles Supplementary of Twentieth Century Investors, Inc., dated
             January 22, 1996 (filed as Exhibit b1h to Post-Effective Amendment
             No. 73 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a9     Articles Supplementary of Twentieth Century Investors, Inc., dated
             March 11, 1996 (filed as Exhibit b1i to Post-Effective Amendment
             No. 75 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on June 14, 1996, and
             incorporated herein by reference).

EX-99.a10    Articles Supplementary of Twentieth Century Investors, Inc., dated
             September 9, 1996 (filed as Exhibit a10 to Post-Effective Amendment
             No. 85 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on September 1, 1999, and incorporated herein by reference).

EX-99.a11    Articles of Amendment of Twentieth Century Investors, Inc., dated
             December 2, 1996 (filed as Exhibit b1j to Post-Effective Amendment
             No. 76 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.a12    Articles Supplementary of American Century Mutual Funds, Inc.,
             dated December 2, 1996 (filed as Exhibit b1k to Post-Effective
             Amendment No. 76 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.a13    Articles Supplementary of American Century Mutual Funds, Inc.,
             dated July 28, 1997 (filed as Exhibit b1l to Post-Effective
             Amendment No. 78 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.a14    Articles Supplementary of American Century Mutual Funds, Inc.,
             dated November 28, 1997 (filed as Exhibit a13 to Post-Effective
             Amendment No. 83 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.a15    Certificate of Correction to Articles Supplementary of American
             Century Mutual Funds, Inc., dated December 18, 1997 (filed as
             Exhibit a14 to Post-Effective Amendment No. 83 to the Registration
             Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.a16    Articles Supplementary of American Century Mutual Funds, Inc.,
             dated December 18, 1997 (filed as Exhibit b1m to Post-Effective
             Amendment No. 78 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.a17    Articles Supplementary of American Century Mutual Funds, Inc.,
             dated January 25, 1999 (filed as Exhibit a16 to Post-Effective
             Amendment No. 83 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.a18    Articles Supplementary of American Century Mutual Funds, Inc.,
             dated February 16, 1999 (filed as Exhibit a17 to Post-Effective
             Amendment No. 83 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.a19    Articles Supplementary of American Century Mutual Funds, Inc.,
             dated August 2, 1999 (filed as Exhibit a19 to Post-Effective
             Amendment No. 89 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on December 1, 2000, and incorporated herein by reference.

EX-99.a20    Articles Supplementary of American Century Mutual Funds, Inc.,
             dated November 11, 1999 (filed as Exhibit a19 to Post-Effective
             Amendment No. 87 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on November 29, 1999, and incorporated herein by reference).

EX-99.a21    Articles Supplementary of American Century Mutual Funds, Inc.,
             dated March 5, 2001 (filed as Exhibit a21 to Post-Effective
             Amendment No. 93 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on April 20, 2001, and incorporated herein by reference).

EX-99.a22    Certificate of Correction to Articles Supplementary, dated April 3,
             2001 (filed as Exhibit a22 to Post-Effective Amendment No. 93 to the Registration Statement on Form N-1A of the Registrant, File No.
             2-14213, filed on April 20, 2001, and incorporated herein by reference).

EX-99.a23    Articles Supplementary of American Century Mutual Funds, Inc.,
             dated June 14, 2002.

EX-99.a24    Certificate of Correction to Articles Supplementary of American
             Century Mutual Funds, Inc., dated June 25, 2002.

EX-99.b1     Bylaws of Twentieth Century Investors, Inc. (filed as Exhibit b2 to
             Post-Effective Amendment No. 73 to the Registration Statement on
             Form N-1A of the Registrant, File No. 2-14213, filed on February
             29, 1996, and incorporated herein by reference).

EX-99.b2     Amendment to Bylaws of American Century Mutual Funds, Inc.,
             American Century Capital Portfolios, Inc., American Century World
             Mutual Funds, Inc. and American Century Strategic Asset
             Allocations, Inc. (filed as Exhibit b2b to Post-Effective Amendment
             No. 9 to the Registration Statement on Form N-1A of American
             Century Capital Portfolios, Inc., File No. 33-64872, filed on
             February 17, 1998, and incorporated herein by reference).

EX-99.d1     Management Agreement between American Century Mutual Funds, Inc.
             and American Century Investment Management, Inc., dated August 1,
             1997 (filed as Exhibit b5 to Post-Effective Amendment No. 78 to the
             Registration Statement on Form N-1A of the Registrant, File No.
             2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.d2     Addendum to the Management Agreement between American Century
             Mutual Funds, Inc. and American Century Investment Management,
             Inc., dated September 15, 1997 (filed as Exhibit d2 to
             Post-Effective Amendment No. 89 to the Registration Statement on
             Form N-1A of the Registrant, File No. 2-14213, filed on December 1,
             2000, and incorporated herein by reference).

EX-99.d3     Addendum to the Management Agreement between American Century
             Mutual Funds, Inc. and American Century Investment Management,
             Inc., dated February 16, 1999 (filed as Exhibit d2 to
             Post-Effective Amendment No. 83 to the Registration Statement on
             Form N-1A of the Registrant, File No. 2-14213, filed on February
             26, 1999, and incorporated herein by reference).

EX-99.d4     Addendum to the Management Agreement between American Century
             Mutual Funds, Inc. and American Century Investment Management,
             Inc., dated November 30, 1999 (filed as Exhibit d3 to
             Post-Effective Amendment No. 87 to the Registration Statement on
             Form N-1A of the Registrant, File No. 2-14213, filed on November
             29, 1999, and incorporated herein by reference).

EX-99.d5     Amendment No. 1 to the Management Agreement between American
             Century Mutual Funds, Inc. and American Century Investment
             Management, Inc., dated August 1, 2000 (filed as Exhibit d5 to
             Post-Effective Amendment No. 89 to the Registration Statement on
             Form N-1A of the Registrant, File No. 2-14213, filed on December 1,
             2000, and incorporated herein by reference).

EX-99.d6     Addendum to the Management Agreement between American Century
             Mutual Funds, Inc. and American Century Investment Management,
             Inc., dated May 1, 2001 (filed as Exhibit d6 to Post-Effective
             Amendment No. 93 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on April 20, 2001, and incorporated herein by reference).

EX-99.d7     Addendum to Management Agreement between American Century Mutual
             Funds, Inc. and American Century Investment Management, Inc., dated
             September 3, 2002.

EX-99.e1     Amended and Restated Distribution Agreement between American
             Century California Tax-Free and Municipal Funds, American Century
             Capital Portfolios, Inc., American Century Government Income Trust,
             American Century International Bond Funds, American Century
             Investment Trust, American Century Municipal Trust, American
             Century Mutual Funds, Inc., American Century Quantitative Equity
             Funds, American Century Strategic Asset Allocations, Inc., American
             Century Target Maturities Trust, American Century Variable
             Portfolios, Inc., American Century Variable Portfolios II, Inc.,
             American Century World Mutual Funds, Inc. and American Century
             Investment Services, Inc., dated September 3, 2002 (filed as
             Exhibit e1 to Post-Effective Amendment No. 35 to the Registration
             Statement on Form N-1A of American Century Municipal Trust, File
             No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.g1     Master Agreement by and between Commerce Bank, N.A. and Twentieth
             Century Services, Inc., dated January 22, 1997 (filed as Exhibit
             b8e to Post-Effective Amendment No. 76 to the Registration
             Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2     Global Custody Agreement between American Century Investments and
             The Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the Registration Statement on
             Form N-1A of American Century Government Income Trust, File No.
             2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3     Amendment to the Global Custody Agreement between American Century
             Investments and The Chase Manhattan Bank, dated December 9, 2000
             (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
             Registration Statement on Form N-1A of American Century Variable
             Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1     Transfer Agency Agreement by and between Twentieth Century
             Investors, Inc. and Twentieth Century Services, Inc., dated as of
             March 1, 1991 (filed as Exhibit 9 to Post-Effective Amendment No.
             76 to the Registration Statement on Form N-1A of the Registrant,
             File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.h2     Credit Agreement between American Century Funds and The Chase
             Manhattan Bank, as Administrative Agent, dated as of December 18,
             2001 (filed as Exhibit h9 to Post-Effective Amendment No. 33 to the
             Registration Statement on Form N-1A of American Century California
             Tax-Free and Municipal Funds, File No. 2-82734, filed on December
             28, 2001, and incorporated herein by reference).

EX-99.i      Opinion and Consent of Counsel (filed as Exhibit i to
             Post-Effective Amendment No. 89 to the Registration Statement on
             Form N-1A of the Registrant, File No. 2-14213, filed on December 1,
             2000, and incorporated herein by reference).

EX-99.j1     Consent of Deloitte & Touche, LLP, independent auditors (to be filed by amendment).

EX-99.j2     Power of Attorney, dated November 18, 2000 (filed as Exhibit j2 to
             Post-Effective Amendment No. 89 to the Registration Statement on
             Form N-1A of the Registrant, File No. 2-14213, filed on December 1,
             2000 and incorporated herein by reference).

EX-99.j3     Power of Attorney, dated November 30, 2001 (filed as Exhibit j3 to
             Post-Effective Amendment No. 94 to the Registration Statement on
             Form N-1A of the Registrant, File No. 2-14213, filed on December
             13, 2001 and incorporated herein by reference).

EX-99.m1     Master Distribution and Shareholder Services Plan of Twentieth
             Century Capital Portfolios, Inc., Twentieth Century Investors,
             Inc., Twentieth Century Strategic Asset Allocations, Inc. and
             Twentieth Century World Investors, Inc. (Advisor Class), dated
             September 3, 1996 (filed as Exhibit b15a to Post-Effective
             Amendment No. 9 to the Registration Statement on Form N-1A of
             American Century Capital Portfolios, Inc., File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.m2     Amendment No. 1 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated June 13, 1997 (filed as Exhibit b15b to Post-Effective
             Amendment No. 77 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on July 17, 1997, and
             incorporated herein by reference).

EX-99.m3     Amendment No. 2 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated September 30, 1997 (filed as Exhibit b15c to Post-Effective
             Amendment No. 78 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.m4     Amendment No. 3 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated June 30, 1998 (filed as Exhibit b15e to Post-Effective
             Amendment No. 11 to the Registration Statement on Form N-1A of
             American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.m5     Amendment No. 4 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated November 13, 1998 (filed as Exhibit b15e to Post-Effective
             Amendment No. 12 to the Registration Statement on Form N-1A of
             American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.m6     Amendment No. 5 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated February 16, 1999 (filed as Exhibit m6 to Post-Effective
             Amendment No. 83 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.m7     Amendment No. 6 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated July 30, 1999 (filed as Exhibit m7 to Post-Effective
             Amendment No. 16 on Form N-1A of American Century Capital
             Portfolios, Inc., File No. 33-64872, filed on July 29, 1999, and incorporated herein by reference).

EX-99.m8     Amendment No. 7 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated November 19, 1999 (filed as Exhibit m8 to Post-Effective
             Amendment No. 87 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on November 29, 1999, and incorporated herein by reference).

EX-99.m9     Amendment No. 8 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated June 1, 2000 (filed as Exhibit m9 to Post-Effective Amendment
             No. 19 to the Registration Statement on Form N-1A of American
             Century World Mutual Funds, Inc., File No. 33-39242, filed on May
             24, 2000, and incorporated herein by reference).

EX-99.m10    Amendment No. 9 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated April 30, 2001 (filed as Exhibit m10 to Post-Effective
             Amendment No. 24 to the Registration Statement on Form N-1A of
             American Century World Mutual Funds, Inc., File No. 33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.m11    Amendment No. 10 to the Master Distribution and Shareholder
             Services Plan of American Century Capital Portfolios, Inc.,
             American Century Mutual Funds, Inc., American Century Strategic
             Asset Allocations, Inc. and American Century World Mutual Funds,
             Inc. (Advisor Class), dated December 3, 2001 (filed as Exhibit m11 to Post-Effective Amendment No. 94 to the Registration Statement on
             Form N-1A of the Registrant, File No. 2-14213, filed on December
             13, 2001, and incorporated herein by reference).

EX-99.m12    Amendment No. 11 to the Master Distribution and Shareholder
             Services Plan of American Century Capital Portfolios, Inc.,
             American Century Mutual Funds, Inc., American Century Strategic
             Asset Allocations, Inc. and American Century World Mutual Funds,
             Inc. (Advisor Class), dated September 3, 2002 (filed as Exhibit m12 to Post-Effective Amendment No. 27 to the Registration Statement on
             Form N-1A of American Century World Mutual Funds, Inc., File No.
             33-39242, filed on October 10, 2002, and incorporated herein by reference).

EX-99.m13    Master Distribution and Individual Shareholder Services Plan of
             American Century Capital Portfolios, Inc., American Century Mutual
             Funds Inc., American Century Strategic Asset Allocations, Inc., and
             American Century World Mutual Funds, Inc. (C Class), dated March 1,
             2001 (filed as Exhibit m11 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of American Century World
             Mutual Funds, Inc., File No. 33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.m14    Amendment No. 1 to Master Distribution and Individual Shareholder
             Services Plan of American Century Capital Portfolios, Inc.,
             American Century Mutual Funds Inc., American Century Strategic
             Asset Allocations, Inc., and American Century World Mutual Funds,
             Inc. (C Class), dated April 30, 2001 (filed as Exhibit m12 to
             Post-Effective Amendment No. 24 to the Registration Statement on
             Form N-1A of American Century World Mutual Funds, Inc., File No.
             33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.m15    Amendment No. 2 to Master Distribution and Individual Shareholder
             Services Plan of American Century Capital Portfolios, Inc.,
             American Century Mutual Funds Inc., American Century Strategic
             Asset Allocations, Inc., and American Century World Mutual Funds,
             Inc. (C Class), dated September 3, 2002 (filed as Exhibit m15 to
             Post-Effective Amendment No. 27 to the Registration Statement on
             Form N-1A of American Century World Mutual Funds, Inc., File No.
             33-39242, filed on October 10, 2002, and incorporated herein by reference).

EX-99.m16    Master Distribution and Individual Shareholder Services Plan of
             American Century World Mutual Funds, Inc., American Century Mutual
             Funds, Inc., American Century Capital Portfolios, Inc., American
             Century Investment Trust, American Century Municipal Trust and
             American Century California Tax-Free and Municipal Funds (A Class)
             dated September 3, 2002 (filed as Exhibit m6 to Post-Effective
             Amendment No. 34 to the Registration Statement on Form N-1A of
             American Century California Tax-Free and Municipal Funds, File No.
             2-82734, filed on October 10, 2002, and incorporated herein by reference).

EX-99.m17    Master Distribution and Individual Shareholder Services Plan of
             American Century World Mutual Funds, Inc., American Century Mutual
             Funds, Inc., American Century Capital Portfolios, Inc., American
             Century Investment Trust, American Century Municipal Trust and
             American Century California Tax-Free and Municipal Funds (B Class)
             dated September 3, 2002 (filed as Exhibit m7 to Post-Effective
             Amendment No. 34 to the Registration Statement on Form N-1A of
             American Century California Tax-Free and Municipal Funds, File No.
             2-82734, filed on October 10, 2002, and incorporated herein by reference).

EX-99.m18    Shareholder Services Plan of Twentieth Century Capital Portfolios,
             Inc., Twentieth Century Investors, Inc., Twentieth Century
             Strategic Asset Allocations, Inc. and Twentieth Century World
             Investors, Inc. (Service Class), dated September 3, 1996 (filed as
             Exhibit b15b to Post-Effective Amendment No. 9 to the Registration
             Statement on Form N-1A of American Century Capital Portfolios,
             Inc., File No. 33-64872, filed on February 17, 1998, and
             incorporated herein by reference).

EX-99.n      Amended and Restated Multiple Class Plan of American Century
             Capital Portfolios, Inc., American Century Mutual Funds, Inc.,
             American Century Strategic Asset Allocations, Inc., American
             Century World Mutual Funds, Inc., American Century California
             Tax-Free and Municipal Funds, American Century Government Income
             Trust, American Century Investment Trust, American Century
             International Bond Funds, American Century Municipal Trust,
             American Century Quantitative Equity Funds and American Century
             Target Maturities Trust, dated September 3, 2002 (filed as Exhibit
             n to Post-Effective Amendment No. 35 to the Registration Statement
             on Form N-1A of American Century Municipal Trust, File No. 2-91229,
             filed on September 30, 2002, and incorporated herein by reference).

EX-99.p      American Century Investments Code of Ethics (filed as Exhibit p to
             Post-Effective Amendment No. 30 to the Registration Statement on
             Form N-1A of American Century California Tax-Free and Municipal
             Funds, File No. 2-82734, filed December 29, 2000, and incorporated herein by reference).